UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

VALKYRIE ETF TRUST II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐    Fee paid previously with preliminary materials:

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

VALKYRIE BITCOIN AND ETHER STRATEGY ETF (BTF)

VALKYRIE BITCOIN MINERS ETF (WGMI)

each a series of Valkyrie ETF Trust II

320 Seven Springs Way, Suite 250

Nashville, Tennessee 37027

(202) 854-1343

October 13, 2023

Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Valkyrie Bitcoin and Ether Strategy ETF (BTF) and Valkyrie Bitcoin Miners ETF (WGMI) (each a “Fund,” and collectively, the “Funds”), each a series of Valkyrie ETF Trust II (the “Trust”). The Special Meeting is being held to seek shareholder approval of the following Proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement:

PROPOSAL: For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), between Valkyrie Funds, LLC, (the “Adviser”), Vident Advisory, LLC (d/b/a Vident Asset Management) and Valkyrie ETF Trust II, on behalf of the Funds.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes that the Proposal is in the best interest of the Funds and their shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

The Special Meeting is scheduled to be held at 11:00 a.m. Central time on November 22, 2023, at the offices of U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202. If you are a shareholder of record as of the close of business on October 4, 2023, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

If you have any questions regarding the Proposal or Proxy Statement, please do not hesitate to call toll-free 866-839-1852. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern time. Thank you for taking the time to consider this important Proposal and for your continuing investment in the Fund.

Sincerely,

/s/ Nick Bonos

Nick Bonos

President and CEO

Valkyrie ETF Trust II

VALKYRIE BITCOIN AND ETHER STRATEGY ETF (BTF)

VALKYRIE BITCOIN MINERS ETF (WGMI)

each a series of Valkyrie ETF Trust II

320 Seven Springs Way, Suite 250

Nashville, Tennessee 37027

(202) 854-1343

NOTICE OF SPECIAL MEETING

TO BE HELD ON NOVEMBER 22, 2023

A special meeting of shareholders (the “Special Meeting”) of the Valkyrie Bitcoin and Ether Strategy ETF (BTF) and Valkyrie Bitcoin Miners ETF (WGMI) (each a “Fund,” and collectively, the “Funds”), each a series of Valkyrie ETF Trust II (the “Trust”), will be held at 11:00 a.m. Central time on November 22, 2023, at the offices of U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202. At the Special Meeting, shareholders of the Funds will be asked to act upon the following Proposal:

PROPOSAL: For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), between Valkyrie Funds, LLC, (the “Adviser”), Vident Advisory, LLC (d/b/a Vident Asset Management) and Valkyrie ETF Trust II, on behalf of the Funds.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on October 4, 2023, as the Record Date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present, and a maximum number of shares may be voted for the Funds. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

By Order of the Board of Trustees

/s/ Nick Bonos

Nick Bonos

President and CEO

Valkyrie ETF Trust II

October 13, 2023

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

Below is a brief overview of the matter being submitted to a shareholder vote at the special meeting of shareholders (the “Special Meeting”) to be held on November 22, 2023. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the enclosed proxy statement (“Proxy Statement”), which contains additional information about the proposal (the “Proposal”) and keep it for future reference.

QUESTIONS AND ANSWERS

Q. Why are you sending me this information?

A. You are receiving these proxy materials because on October 4, 2023 (the “Record Date”), you owned shares of the Valkyrie Bitcoin and Ether Strategy ETF (BTF) and/or Valkyrie Bitcoin Miners ETF (WGMI) (each a “Fund,” and collectively, the “Funds”). As a result, you have the right to vote on the Proposal and are entitled to be present at and to vote at the Special Meeting and any adjournments thereof. Each full share of a Fund is entitled to one vote at the Special Meeting, and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share.

Q. What is the Proposal being considered at the Special Meeting?

A. You are being asked to vote on the following Proposal:

PROPOSAL: For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), between Valkyrie Funds, LLC, (the “Adviser”), Vident Advisory, LLC (d/b/a Vident Asset Management) and Valkyrie ETF Trust II, on behalf of the Funds.

Q. Will the Proposal affect the investments made by the Funds?

A. No. Approval of the Proposal by the Funds’ shareholders will not have any effect on the Funds’ investment policies, strategies, and risks.

Q. Will the Proposal result in any change in the fees or expenses payable by the Funds?

A. No. Approval of the Proposal by the Funds’ shareholders will not affect the sub-advisory fee rate. Vident Advisory (“VA” or the “Sub-Adviser”) will continue to provide sub-advisory services to the Funds on the same terms, and at the same sub-advisory fee rate, as Vident Investment Advisory, LLC (“VIA”) provided under the prior investment sub-advisory agreements between the Adviser and VIA (collectively referred to as the “Prior Sub-Advisory Agreement”).

Q. Why am I being asked to approve a new investment sub-advisory agreement with VA and not VIA?

A. Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC (“VA Holdings”), acquired a majority interest in VA on July 14, 2023 (the “Closing Date”). VIA is an affiliate of VA. MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford effectively controls VA. The transaction constituted an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”),which resulted in the automatic termination of the Prior Sub-Advisory Agreement with VIA. Further, at the Closing Date, VA absorbed all of the assets and liabilities, including all personnel, of VIA. Therefore, you are not being asked to approve a new sub-advisory agreement with VIA as it is now a part of VA.

On the Closing Date, an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and VA became effective, but it is proposed that shareholders approve the New Sub-Advisory Agreement to enable VA to continue to serve as the investment sub-adviser to the Funds following the expiration of the Interim Sub-Advisory Agreement. If the Funds’ shareholders approve the New Sub-Advisory Agreement, VA will continue to serve as the Funds’ investment sub-adviser, under the New Sub-Advisory Agreement, effective upon shareholder approval.

Q. Will there be any changes in the sub-advisory services provided to the Funds under the new agreement?

A. No. It is not anticipated that the Transaction or the approval of the New Sub-Advisory Agreement will impact Fund shareholders. The terms of the New Sub-Advisory Agreement are identical to the Prior Sub-Advisory Agreement except for date of effectiveness and the fact that the new sub-adviser is VA. If the New Sub-Advisory Agreement is approved, VA will continue to provide sub-advisory services to the Funds on the same terms, and at the same sub-advisory fee rate, as VIA provided under the Prior Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Q. Will there be any changes to the portfolio management team for the Funds?

A. No. The portfolio management team for the Funds will not change if shareholders of the Funds approve the Proposal.

Q. What will happen if Fund shareholders do not approve the Proposal?

A. The Board, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement between the Adviser and VA, which became effective for the Funds on the Closing Date. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement will allow the Funds an additional 150 days to obtain shareholder approval of the New Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the Prior Sub-Advisory Agreement, except for the date, name of the sub-advisor, term and escrow provisions. If the New Sub-Advisory Agreement is not approved before the Interim Sub-Advisory Agreement expires the Board will take such action as it deems necessary and in the best interests of the Funds and their shareholders, which may include resubmitting another Proposal to shareholders for approval.

Q. How does the Board recommend that I vote in connection with the Proposal?

A. The Board recommends that you vote “FOR” the approval of the Proposal described in the Proxy Statement.

OTHER MATTERS

Q. Will the Fund(s) pay for this proxy solicitation?

A. No. VA or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials. Under the terms of the Transaction, VA Holdings has agreed to reimburse VA for certain expenses related to obtaining the New Sub-Advisory Agreement for the Funds. The Funds have retained the proxy communications and solicitation advisory firm Morrow Sodali Fund Solutions, LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, USA, to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by Morrow Sodali Fund Solutions, LLC for the Proposal and related costs is approximately $31,250, which will be borne by VA or its affiliates.

Q. How can I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Complete, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s) and use the control number provided;

By Internet: Access the website address printed on the enclosed proxy card(s) and use the control number provided; or

In Person: Attend the Special Meeting as described in the Proxy Statement.

We intend to hold the Special Meeting in person.

Q. How may I revoke my proxy?

A. Any proxy may be revoked at any time prior to the Special Meeting by written notification, which must be received by the appropriate Fund prior to the Special Meeting, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.

Q. What vote is required to approve the Proposal?

A. Approval of the Proposal by each Fund requires a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The “vote of the majority of the outstanding voting securities” is defined in the 1940 Act to mean the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Q. Where can I obtain additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call our proxy solicitor, Morrow Sodali Fund Solutions, LLC, at 866-839-1852. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

VALKYRIE BITCOIN AND ETHER STRATEGY ETF (BTF)

VALKYRIE BITCOIN MINERS ETF (WGMI)

each a series of Valkyrie ETF Trust II

320 Seven Springs Way, Suite 250

Nashville, Tennessee 37027

(202) 854-1343

PROXY STATEMENT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 2023

This Proxy Statement is being furnished to the shareholders of the Valkyrie Bitcoin and Ether Strategy ETF (BTF) and Valkyrie Bitcoin Miners ETF (WGMI) (each a “Fund,” and collectively, the “Funds”), each a series of Valkyrie ETF Trust II (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board” or the “Trustees”) in connection with the Funds’ solicitation of their shareholders’ proxies for use at a special meeting of shareholders of the Funds (the “Special Meeting”) to be held on November 22, 2023, at 11:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as October 4, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement and the enclosed proxy card(s) to shareholders is October 19, 2023. The Special Meeting will be held to obtain shareholder approval for the following Proposal (the “Proposal”):

PROPOSAL: For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), between Valkyrie Funds, LLC, (the “Adviser”), Vident Advisory, LLC (d/b/a Vident Asset Management) and Valkyrie ETF Trust II, on behalf of the Funds.

At your request, the Trust will send you a free copy of the most recent annual or semi-annual report, prospectus and/or statement of additional information (“SAI”). Please write to Valkyrie ETF Trust II, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 or call the Funds at 1-800-617-0004 to request an annual report, prospectus, or SAI.

Background and the Change in Control of Vident Investment Advisory, LLC. Vident Investment Advisory, LLC (“VIA”), the Funds’ prior sub-adviser, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, was an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”). Pursuant to the prior investment sub-advisory agreements between the Adviser and VIA (referred to collectively as the “Prior Sub-Advisory Agreement”), VIA was responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board. VIA has provided investment sub-advisory services to the Funds since the Funds’ inception (October 2021). Vident Advisory, LLC (“VA” or the “Sub-Adviser”), an affiliate of VIA, was formed in 2016 and commenced operations and registered with the SEC as an investment adviser in 2019 and has served as an investment sub-adviser to other ETFs. VA has served as the sub-adviser to the Funds since July 14, 2023 and has provided services similar to those previously provided to the Funds by VIA.

Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC (“VA Holdings”), a subsidiary of MM VAM, LLC, acquired VA, which became a wholly-owned subsidiary of VA Holdings (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. The Transaction was completed on July 14, 2023 (the “Closing Date”). As of the Closing Date, Mr. Crawford effectively controls VA through VA Holdings. VA Holdings is located at 8024 Calvin Hall Road, Indian Land, South Carolina 29707. On the Closing Date, VA absorbed all of the assets and liabilities, including all personnel, of VIA.

The Transaction was deemed to have resulted in a change of control of VIA under the Investment Company Act of 1940, as amended, (the “1940 Act”) resulting in the assignment, and automatic termination, of the Prior Sub-Advisory Agreement. Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory or sub-advisory contract when it is assigned. As a result, Shareholders of the Funds are being asked to approve the New Sub-Advisory Agreement so that VA’s day-to-day management of the Funds’ portfolios as the Funds’ sub-adviser under the Interim Sub-Advisory Agreement may continue without any interruption. Shareholders are not being asked to approve the Transaction.

As discussed in greater detail below, at a meeting of the Board, held on June 15, 2023 (the “Board Meeting”), the Adviser requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved (i) a new investment sub-advisory agreement between the Adviser and VA (the “New Sub-Advisory Agreement”); and (ii) an interim sub-advisory agreement between the Adviser and VA (the “Interim Sub-Advisory Agreement”).

The Transaction did not result in any changes to the organization or structure of the Funds. You still own the same shares in the same Fund(s). If the New Sub-Advisory Agreement is approved, VA will continue to serve as the Funds’ investment sub-adviser, and none of the Funds’ other service providers have changed in connection with the Transaction. Under the New Sub-Advisory Agreement, VA will provide the same sub-advisory services to the Funds on the same terms as VIA provided under the Prior Sub-Advisory Agreement and as VA currently provides under the Interim Sub-Advisory Agreement. The sub-advisory fee rate paid by the Adviser to VIA under the Prior Sub-Advisory Agreement will be identical to the sub-advisory fee rate paid by the Adviser to VA under the New Sub-Advisory Agreement.

Required Vote. Under the 1940 Act, the approval of the Proposal with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act to mean the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of the Fund present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Shareholders will have equal voting rights, meaning that each full Share will be entitled to one vote at the Special Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. Abstentions will have the same effect as votes against the Proposal; however, they will be counted as present for purposes of determining the presence of a quorum. Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be considered to be invalidly delivered with respect to the shares to which the proxy relates. The broker non-votes will not be considered present at the meeting for quorum, voting, or any other purpose. Accordingly, the purpose of this Proxy Statement is to submit the New Sub-Advisory Agreement to a vote of the Funds’ shareholders pursuant to the requirements of the 1940 Act described above.

Description of the Material Terms of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, and the Interim Sub-Advisory Agreement

Material Terms of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement, initially dated October 15, 2021, and December 5, 2021, respectively, were approved by the Funds’ initial shareholders when the Funds commenced investment operations. The terms of the New Sub-Advisory Agreement are identical to the terms of the Prior Sub-Advisory Agreement, except with respect to the date and name of the sub-adviser. Set forth below is a summary of material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is included as Exhibit A. Although the summary of material terms of the New Sub-Advisory Agreement below is qualified in its entirety by reference to the form of New Sub-Advisory Agreement included as Exhibit A, Shareholders should still read the summary below carefully.

Duration and Termination. The New Sub-Advisory Agreement will become effective upon the approval of a Fund’s shareholders. The New Sub-Advisory Agreement has the same duration and termination provisions as the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

The New Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, (ii) by a vote of the Board or (iii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days’ written notice by the Adviser to VA or upon 90 days’ written notice by VA to the Adviser and Trust, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

Sub-Advisory Services. The New Sub-Advisory Agreement would require VA to provide the same services as VIA provided under the Prior Sub-Advisory Agreement. VA shall, subject to the supervision of the Board and of the Adviser, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds’ assets consistent with the investment objectives and policies of the Funds.

Sub-Advisory Fees. The Funds’ unified management fees and their sub-advisory fees will not change as a result of the approval of the Proposal. Under the New Sub-Advisory Agreement, the Adviser pays VA sub-advisory fees out of the unified management fees it receives from the Funds at rates set forth in the table below. The annual rates of portfolio management fees payable to VA are calculated daily at an annual rate based on the Funds’ daily net assets, subject to a minimum fee, and paid monthly. The sub-advisory fees are paid by the Adviser, and not by the Funds. For the Funds’ most recent fiscal year (ended September 31, 2022), under the Prior Sub-Advisory Agreement, the Adviser paid the Sub-Adviser sub-advisory fees as set forth in the table below.

Name of Fund	Sub-Advisory Fee	Minimum Fee	Fee Paid to Sub-Adviser
Valkyrie Bitcoin and Ether Strategy ETF (BTF)	0.09% on the first $500 million in assets, 0.08% on the next $500 million in assets, and 0.07% on all assets over $1 billion	$75,000	$74,999
Valkyrie Bitcoin Miners ETF (WGMI)	0.05% on the first $250 million in assets, 0.045% on the next $250 million in assets, and 0.04% on all assets over $500 million	$30,000	$19,397

Brokerage Policies. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, authorizes VA to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and directs VA to seek for the Funds the most favorable execution and net price available under the circumstances. VA may cause the Funds to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to VA.

The table below shows brokerage commissions paid in the aggregate amount by the Funds for their most recent fiscal year.

Name of Fund	FYE $
Valkyrie Bitcoin and Ether Strategy ETF (BTF)	$50,449
Valkyrie Bitcoin Miners ETF (WGMI)	$7,581

During its most recent fiscal year the Funds did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds or the Adviser. The Funds did not hold any securities of “regular broker dealers” as of its most recent fiscal year end.

Payment of Expenses. Under the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, VA agrees to bear all of its expenses in connection with the performance of its services under the New Sub-Advisory Agreement, including provision of personnel, office space, and equipment reasonably necessary to provide sub-advisory services to the Funds.

Other Provisions. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the New Sub-Advisory Agreement on the part of the sub-adviser, the Adviser shall indemnify and hold harmless the sub-adviser and its affiliates from and against any and all claims, losses, liabilities or damages arising from or in connection with the New Sub-Advisory Agreement. In addition, the New Sub-Advisory Agreement provides that the sub-adviser shall indemnify and hold harmless the Adviser, the Trust, and their affiliates from and against any and all claims, losses, liabilities or damages arising from or in connection with the sub-adviser’s obligations under the New Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement. At the Board Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement took effect on the Closing Date and will continue in effect for a term ending on the earlier of 150 days from the Closing Date or when Shareholders of the Funds approve the New Sub-Advisory Agreement.

The terms of the Interim Sub-Advisory Agreement are substantially the same as those of the Prior Sub-Advisory Agreement, except for certain provisions that are required by law, the date of the Interim Sub-Advisory Agreement, and that VA (and not VIA) is the sub-adviser. The provisions required by law include a requirement that fees payable under the Interim Sub-Advisory Agreement be paid into an escrow account. If the Funds’ shareholders approve the New Sub-Advisory Agreement by the end of the 150-day period, the compensation (plus interest) payable by the Adviser under the Interim Sub-Advisory Agreement will be paid to VA, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to VA.

Information about the Funds’ Investment Adviser and Investment Sub-Adviser

Valkyrie Funds, LLC, a Tennessee limited liability company, (the “Adviser”) serves as the investment adviser to the Funds. The Adviser is wholly owned by Valkyrie Investments, Inc. The Adviser’s principal place of business is 320 Seven Springs Way, Suite 250, Nashville, TN 37027.

Vident Advisory, LLC, a Delaware limited liability company located at 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009, is responsible for the day-to-day management of the Funds. As of July 31, 2023, the Sub-Adviser had approximately $7.4 billion in assets under management.

Executive Officers and Directors of VA. Information regarding the principal executive officers and directors of VA is set forth below. The address of VA and its executive officers and directors is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers and directors of VA:

Name	Position with VA
Vincent Birley	Chief Executive Officer
Deborah Kimery	Chief Operating Officer
Amrita Nandakumar	President
Erik Olsen	Chief Compliance Officer

Following the Closing Date of the Transaction, VA became a wholly-owned subsidiary of Vident Capital Holdings, LLC. Vident Capital Holdings is wholly owned by MM VAM, LLC, which is in turn wholly owned by Casey Crawford.

No Trustee or officer of the Trust currently holds any position with VA or its affiliated persons. No Trustee or officer of the Trust holds any position with Vident Capital Holdings, LLC or its affiliated persons.

Board Considerations in Approving the New Sub-Advisory Agreement

The Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved (1) the Interim Sub-Advisory Agreement (the “Interim Agreement”) among the Trust, on behalf of the Funds, the Adviser and VA; and (2) the New Sub-Advisory Agreement (the “New Agreement”) among the Trust, on behalf of the Funds, the Adviser and VA. The Interim Agreement and the New Agreement are collectively referred to as the “New Agreements.” VA and VIA are collectively referred to as “Vident.” The Board approved the New Agreements at a meeting held on June 15, 2023. The Board determined that both the Interim Agreement and the New Agreement are in the best interests of the Funds in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In March 2023, the Board was informed that VIA and its affiliated companies, including VA, agreed to be acquired by an entity owned and controlled by Mr. Casey Crawford (the “Transaction”). The Board was also informed that the Transaction was expected to be completed during the third quarter of 2023 and that following the closing of the Transaction all Vident advisory operations would operate out of VA. The Board was also informed that the consummation of the Transaction would result in an “assignment” of the Prior Sub-Advisory Agreement under the 1940 Act, and, as a result, the Prior Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. The New Agreements were proposed to the Board in connection with the Transaction to provide for the continuous management of the Funds following the consummation of the Transaction. In this regard, the Board noted VIA’s representation that the current Vident team providing services to the Funds would continue to provide the Funds with the same level of service after the close of the Transaction. The Board also noted that the New Agreement will be submitted to shareholders of each Fund for their approval and that the Interim Agreement would become effective upon the closing of the Transaction and would remain in effect until the earlier of 150 days from the closing of the Transaction or shareholder approval of the New Agreement.

To reach its determination in approving the New Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. On May 15, 2023, counsel to the Independent Trustees provided VIA with a request for information regarding VIA, VA and the Transaction. At the meeting held on June 15, 2023, which included an executive session of the Independent Trustees and their independent counsel, the Board, including the Independent Trustees, discussed the Transaction and reviewed materials provided by Vident that, among other things, outlined the structure and details of the Transaction and its expected impact on Vident’s management of the Funds under the New Agreements. The materials also discussed the benefits to Vident and the services it can provide from Mr. Crawford’s investment into Vident; the services to be provided by VA (including the relevant personnel responsible for these services and their experience); the sub-advisory fee rate for each Fund as compared to fees charged to other clients of Vident, as applicable; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial information for Vident; any indirect benefits to VA; and information on VA’s compliance program. The Board applied its business judgment to determine whether the arrangements among the Trust, on behalf of the Funds, the Adviser and VA would be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the New Agreements, the Board had received sufficient information to approve the New Agreements.

In reviewing the New Agreements, the Board considered the nature, extent and quality of the services to be provided by VA under the New Agreements, which are not expected to change from the services provided by VIA under the Prior Sub-Advisory Agreement. The Board reviewed the materials provided by Vident and considered the services that VA would provide to the Funds. In considering VA’s services to the Funds, the Board noted that the same portfolio management team currently providing sub-advisory services to the Funds under the Prior Sub-Advisory Agreement would continue to provide services to the Funds under the New Agreements. The Board also noted that Vident confirmed that the Transaction will not result in any diminution in the nature, quality and extent of the services provided to the Funds and that Vident anticipates no changes to the key personnel or other employees who provide services to the Funds, including compliance personnel. Finally, the Board considered Vident’s statements that the Transaction would benefit both Vident and its clients, including through additional investments in technology and personnel. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Funds by VA under the New Agreements are expected to be satisfactory.

The Board considered the sub-advisory fee rates to be payable under the New Agreements for the services provided, noting that they would be the same as the sub-advisory fee rates paid under the Current Agreements and therefore, as required by Rule 15a-4 under the 1940 Act, the sub-advisory fee rates under the Interim Agreement would be no greater than the fee rates under the Current Agreements. The Board noted that the sub-advisory fee for each Fund would be paid by the Adviser from its advisory fee with respect to each Fund. The Board considered information provided by Vident as to the fees it charges to another client with investment objectives and policies broadly similar to those of Valkyrie Bitcoin and Ether Strategy ETF, noting that such sub-advisory fee rates were substantially similar. The Board noted Vident’s statement that it does not manage any client accounts similar to Valkyrie Bitcoin Miners ETF. In connection with its deliberations regarding the Interim Agreement, the Board noted that apart from the substitution of VA for VIA, the effective and termination dates and any provisions of the Interim Agreement required by Rule 15a-4 under the 1940 Act, any differences in the terms and conditions of the Interim Agreement and the terms and conditions of the Prior Sub-Advisory Agreement were immaterial.

The Board noted the process it has established for monitoring each Fund’s performance on an ongoing basis, which includes quarterly performance reporting from the Adviser and VIA. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board noted that Vident is primarily responsible for portfolio management and trading and that the Advisor is primarily responsible for providing the inputs that drive Fund performance.

On the basis of all the information provided on the fees and management of the Funds and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee rate for each Fund was reasonable and appropriate in light of the nature, extent and quality of the services to be provided by VA to each Fund under the New Agreements.

The Board considered whether there are economies of scale with respect to VA’s services to the Fund. The Board considered Vident’s statement that it believes that VA’s expenses related to providing services to the Funds will remain the same over the next twelve months. The Board concluded that the sub-advisory fee rate for each Fund was reasonable in relation to the asset size of the Fund. The Board reviewed estimated profitability information for VA with respect to each Fund at various asset levels. The Board noted the inherent limitations in the profitability analysis and concluded that, based upon the information provided, any profits that may be realized by VA in connection with the management of the Funds at current and reasonably foreseeable asset levels were not expected to be unreasonable. The Board noted that the Adviser will pay VA from its advisory fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board considered indirect benefits that may be realized by VA from its relationship with the Funds, including potential marketing and public relations benefits. The Board concluded that the character and amount of potential indirect benefits to VA were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the New Agreements were fair and reasonable and that the approval of the New Agreements is in the best interests of the Funds. No single factor was determinative in the Board’s analysis.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSAL.

Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

OTHER INFORMATION

Section 15(f) of the 1940 Act. Because the Transaction may be considered to result in a change of control of VIA under the 1940 Act resulting in the assignment of the Prior Sub-Advisory Agreement, the Sub-Adviser intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied:

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Sub-Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the sub-adviser (or predecessor sub-adviser). At the present time, at least 75% of the Trustees are classified as Independent Trustees. VA anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of VA or VIA.

Expenses Related to the Proposal. All expenses associated with the Proposal, including the expenses of the preparation, printing and mailing of this proxy statement and its enclosures, and of all related solicitations, will be borne by VA or its affiliates and not by the Funds or their shareholders.

Record Date/Shareholders Entitled to Vote. Shareholders of the Funds at the close of business on October 4, 2023, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date, the following shares of the Funds were issued and outstanding:

Valkyrie Bitcoin and Ether Strategy ETF (BTF)	2,500,000
Valkyrie Bitcoin Miners ETF (WGMI)	1,525,000

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free 866-839-1852. If you sign and return the accompanying proxy card, you may change your vote even though a proxy has already been returned by providing written notice to the Funds, by submitting a subsequent proxy by mail, Internet, or telephone, or by voting in person at the Meeting. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card.

If sufficient votes are not received for the Proposal by the date of the Special Meeting, the Special Meeting may be adjourned with respect to the Proposal, once or more, by motion of the chair of the Special Meeting or by the vote of the holders of a majority of the Funds’ shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal.

Quorum Required. Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the respective Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least 40% of the outstanding shares of the Funds entitled to vote at the Special Meeting.

Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions will have the effect of a vote AGAINST the Proposal and any other matter that requires the affirmative vote of the Funds’ outstanding shares for approval. Abstentions will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.” Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be considered to be invalidly delivered with respect to the shares to which the proxy relates. The broker non-votes will not be considered present at the meeting for quorum, voting, or any other purpose.

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chair of the Special Meeting or the holders of a majority of the Funds’ shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to the Proposal to permit further solicitation of proxies.

Distributor, Administrator and Transfer Agent. U.S. Bancorp Fund Services LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, is the administrator, and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund. ALPS Distributors, Inc. (the “Distributor”) serves as distributor and principal underwriter of the Fund. Its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Share Ownership. As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of the Fund. As of the Record Date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Valkyrie Bitcoin and Ether Strategy ETF (BTF)
Name and Address	Number of Shares	% Ownership
Charles Schwab & Co., Inc. 2423 E Lincoln Dr Phoenix AZ 85016	972,110	38.88%
National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	481,957	19.28%
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore MD 21231	227,001	9.08%
TD Ameritrade Clearing, Inc. 200 S 108th Ave Omaha NE 68154	1808,58	7.23%

Valkyrie Bitcoin Miners ETF (WGMI)
Name and Address	Number of Shares	% Ownership
National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	450,377	29.53%
Charles Schwab & Co., Inc. 2423 E Lincoln Dr Phoenix AZ 85016	343,286	22.51%
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore MD 21231	93,637	6.14%
TD Ameritrade Clearing, Inc. 200 S 108th Ave Omaha NE 68154	81,187	5.32%

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the Funds at Valkyrie ETF Trust II, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 or calling the Funds toll-free at 1-800-617-0004.

Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposal described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposal. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposal for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 866-839-1852. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to Valkyrie ETF Trust II, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at https://proxyvotinginfo.com/p/valkyrie2023. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail (Valkyrie ETF Trust II, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203) or by telephone at 866-839-1852. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

with

Vident Advisory, LLC

This Investment Sub-Advisory Agreement (the “Agreement”) is made as of this [  ] day of June, 2023 by and among Valkyrie ETF Trust II, a Delaware statutory trust (the “Trust”), and Valkyrie Funds LLC, a Tennessee limited liability company (the “Adviser”) and Vident Advisory, LLC, a Delaware limited liability company (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser has entered into Investment Management Agreements with the Trust dated October 15, 2021 and December 2, 2021 (collectively, the “Advisory Agreements”); and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Investment Management Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”).

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)       The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b)       In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Adviser and the Trust, and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)       The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s respective Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)       The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)       The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f)       The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g)       The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)       The Sub-Adviser will have no proxy voting authority and no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.

(i)       In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.

(j)       On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k)       The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(l)       The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreements and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the written instructions and directions of the Adviser and the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.

3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)       The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)       Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)       Prospectus of each Fund, as amended from time to time;

(d)       Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to each Fund;

(e)       Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)       A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)       The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.

5. Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.

6. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement; provided, however, that the Sub-adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7. Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)       The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)       The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);

(c)       The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to a Fund.

(d)       The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to each Fund and to perform the services described under this Agreement;

(e)       The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)       The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)       This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)       The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)       The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j)       The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as determined in the Sub-Adviser’s sole discretion.

8. Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a)            Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of a Fund. With respect to the Fund, this Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)            Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i)       By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)      By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within thirty (30) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii)     By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(iv)      By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment.In the event of a termination of an Advisory Agreement, this Agreement shall terminate as it relates to the Fund or Funds subject to such Advisory Agreement upon notice to the Sub-Adviser; provided, for the avoidance of doubt, that if any Advisory Agreement remains in effect following such termination then this Agreement shall continue in full force and effect with respect to the Fund or Funds subject to any effective Advisory Agreement. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9. Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)       in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)       the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

10. Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement.

11. Reporting of Compliance Matters.

(a)       The Sub-Adviser shall promptly provide to the Adviser’s Chief Compliance Officer (“CCO”) the following:

(i)       a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii)      on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii)     a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(iv)      an annual (or more frequently as the Adviser’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.

(b)       Upon request of the Adviser, the Sub-Adviser shall also provide the Adviser’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

12. The Name “Valkyrie Funds LLC.” The Adviser grants to the Sub-Adviser a sub-license to use the name “Valkyrie Funds LLC” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall only use the Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided that the Sub-Adviser is authorized to disclose the Name and the Adviser’s and the Funds identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services such affiliates or agents provide to the Sub-Adviser or the Funds under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.

13. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14. Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:

Valkyrie Funds LLC

[________________]

To the Trust at:

Valkyrie ETF Trust II

[________________]

To the Sub-Adviser at:

Vident Advisory, LLC

1125 Sanctuary Parkway, Suite 515

Alpharetta, Georgia 30009

16. Non-Hire/Non-Solicitation. The parties hereby agree that, during the term of this Agreement and for two (2) years after the termination of this Agreement, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, knowingly hire any person employed by the other party (a “Restricted Person”), whether or not such Restricted Person is a full-time employee or whether or not any Restricted Person’s employment is pursuant to a written agreement or is at-will. The parties further agree that, to the extent that a party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

17. Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

18. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

19. Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

20. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Valkyrie Funds LLC

By:

Name:

Title:

Vident Advisory, LLC

By:

Name:

Title:

Valkyrie ETF Trust II

By:

Name:

Title:

SCHEDULE A

to the

INVESTMENT SUB-ADVISORY AGREEMENT

Dated June [  ], 2023 by and among

VALKYRIE FUNDS LLC

and

VIDENT ADVISORY, LLC

and

VALKYRIE ETF TRUST II

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the based on the greater of (1) the minimum fee or (2) daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Fee	Asset Level Fee
Valkyrie Bitcoin and Ether Strategy ETF	$75,000	0.09% on the first $500 million in assets; 0.08% on the next $500 million in assets; 0.07% on all assets over $1 billion

Valkyrie Bitcoin Miners ETF	$30,000	0.05% on the first $250 million in assets; 0.045% on the next $250 million in assets; 0.04% on all assets over $500 million

1

VOTE BY MAIL 1. Read the proxy statement/Prospectus. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 3. Follow the simple instructions.

 Please detach at perforation before mailing.

FUND NAME PRINTS HERE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD November 22, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby appoints Nick Bonos, President of the Trust, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on November 22, 2023, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the proxy is authorized to vote upon such matters as may come properly before the meeting.

CONTROL NUMBER
AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable
Sign in the box above Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on November 22, 2023

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/valkyrie2023

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

 Please detach at perforation before mailing.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN

1.	For shareholders to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), between Valkyrie Funds, LLC, (the “Adviser”), Vident Advisory, LLC (d/b/a Vident Asset Management) and Valkyrie ETF Trust II, on behalf of the Funds.	☐	☐	☐

  YOUR SIGNATURE ON THIS VOTING /VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE